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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) October 15, 1998
                                                 ----------------


                            CASE CREDIT CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


           33-80775-01                                76-0394710
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     (Commission File Number)             (I.R.S. Employer Identification No.)



  700 State Street, Racine, Wisconsin                    53403
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(Address of Principal Executive Offices)               (Zip Code)


                                 (414) 636-6011
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

     On October 15, 1998, Case Credit Corporation ("Case Credit") announced its unaudited financial results for the quarter ended September 30, 1998. This announcement is filed as an exhibit hereto and is hereby incorporated by reference.

     The following tables summarize the earnings and financial position of Case Credit and consolidated subsidiaries as of September 30, 1998 and for the three months and the nine months ended September 30, 1998.

                         SUMMARY INCOME STATEMENT DATA
                                  (Millions)
                                 (Unaudited)

                                                   Three Months Ended        Nine Months Ended
                                                      September 30,             September 30,
                                                  --------------------      --------------------
                                                   1998          1997        1998          1997
                                                  -----         ------      -----         ------
Revenues
  Interest income and other                       $  108        $   75      $  264        $  201
                                                  ------        ------      ------        ------
Total                                                108            75         264           201
                                                  ======        ======      ======        ======

Costs and Expenses
  Selling, general and administrative                 12             7          33            22
  Interest expense                                    43            28         103            72
  Other, net                                          14             6          32            16
                                                  ------        ------      ------        ------
Total                                                 69            41         168           110
                                                  ======        ======      ======        ======

Income before taxes                                   39            34          96            91
Income tax provision                                  14            11          34            29
                                                  ------        ------      ------        ------
Net income                                        $   25        $   23      $   62        $   62
                                                  ======        ======      ======        ======

                          SUMMARY BALANCE SHEET DATA
                                  (Millions)
                                  (Unaudited)

                                                      September 30,
                                                  --------------------
                                                   1998          1997
                                                  ------        ------
Assets
  Cash and cash equivalents                       $   23        $   45
  Accounts, notes receivable and other - net       2,411         1,723
  Property, plant and equipment - net                  2             3
  Other assets                                       598           219
                                                  ------        ------
Total                                             $3,034        $1,990
                                                  ======        ======

Liabilities and Equity
  Current maturities of long-term debt           $    --       $    --
  Short-term debt                                  1,195         1,199
  Accounts payable and other accrued liabilities      49            60
  Long-term debt                                   1,351           410
  Other liabilities                                   28             3
                                                  ------        ------
    Total liabilities                              2,623         1,672
  Equity                                             411           318
                                                  ------        ------
Total                                             $3,034        $1,990
                                                  ======        ======

     During the first nine months of 1998, limited-purpose business trusts organized by Case Credit issued $1,379 million of asset-backed securities to outside investors. Case Credit has sold $1,403 million of U.S. and Canadian retail notes to the trusts in connection with these issuances. During the first nine months of 1997, limited-purpose business trusts organized by Case Credit issued $1,706 million of asset-backed securities to outside investors. Case Credit had sold $1,301 million of U.S. and Canadian retail notes to the trusts in connection with these issuances. The proceeds from the sale of the retail notes were used to repay outstanding debt and to finance additional receivables.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit
  No.     Document Description
-------   --------------------

99        Press Release of Case Credit dated October 15, 1998.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CASE CREDIT CORPORATION


                                   /s/ Kevin J. Hallagan

Dated: October 21, 1998        By: _____________________________________________
                                     Kevin J. Hallagan
                                     Vice President and Secretary
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                               INDEX TO EXHIBITS

Exhibit
  No.       Document Description
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
99          Press release dated October 15, 1998 of Case Credit Corporation.